FY2021 Q4 Results November 12, 2021 Exhibit 99.2

The Private Securities Litigation Reform Act of 1995 provides a safe harbor from civil litigation for forward-looking statements accompanied by meaningful cautionary statements. Except for historical information, this presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, which may be identified by words such as “continues”, “estimates”, “anticipates”, “projects”, “plans”, “seeks”, “may”, “will”, “expects”, “intends”, “believes”, “signals”, “should”, “can”, “guidance” and similar expressions or the negative versions thereof and which also may be identified by their context. All statements that address operating performance or events or developments that Meridian Bioscience, Inc. (“Meridian” or “the Company”) expects or anticipates will occur in the future, including, but not limited to, statements relating to per share diluted net earnings, sales, product demand, net revenues, operating margin, other guidance and the impact of COVID-19 on its business and prospects, are forward-looking statements. Such statements, whether expressed or implied, are based upon current expectations of the Company and speak only as of the date made. Specifically, Meridian’s forward-looking statements are, and will be, based on management’s then-current views and assumptions regarding future events and operating performance. Meridian assumes no obligation to publicly update or revise any forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized. These statements are subject to various risks, uncertainties and other factors that could cause actual results to differ materially, including, without limitation, the following: Meridian’s operating results, financial condition and continued growth depends, in part, on its ability to introduce into the marketplace enhancements of existing products or new products that incorporate technological advances, meet customer requirements and respond to products developed by Meridian’s competition, its ability to effectively sell such products and its ability to successfully expand and effectively manage increased sales and marketing operations. While Meridian has introduced a number of internally developed products and acquired products, there can be no assurance that it will be successful in the future in introducing such products on a timely basis or in protecting its intellectual property, and unexpected or costly manufacturing costs associated with its introduction of new products or acquired products could cause actual results to differ from expectations. Meridian relies on proprietary, patented and licensed technologies. As such, the Company’s ability to protect its intellectual property rights, as well as the potential for intellectual property litigation, would impact its results. Ongoing consolidations of reference laboratories and formation of multi-hospital alliances may cause adverse changes to pricing and distribution. Recessionary pressures on the economy and the markets in which the Company’s customers operate, as well as adverse trends in buying patterns from customers, can change expected results. Costs and difficulties in complying with laws and regulations, including those administered by the United States Food and Drug Administration, can result in unanticipated expenses and delays and interruptions to the sale of new and existing products, as can the uncertainty of regulatory approvals and the regulatory process (including the currently ongoing study and other FDA actions regarding the Company’s LeadCare products). The international scope of Meridian’s operations, including changes in the relative strength or weakness of the U.S. dollar and general economic conditions in foreign countries, can impact results and make them difficult to predict. One of Meridian’s growth strategies is the acquisition of companies and product lines. There can be no assurance that additional acquisitions will be consummated or that, if consummated, will be successful and the acquired businesses will be successfully integrated into Meridian’s operations. There may be risks that acquisitions may disrupt operations and may pose potential difficulties in employee retention, and there may be additional risks with respect to Meridian’s ability to recognize the benefits of acquisitions, including potential synergies and cost savings or the failure of acquisitions to achieve their plans and objectives. Meridian cannot predict the outcome of future goodwill impairment testing and the impact of possible goodwill impairments on Meridian’s earnings and financial results. Meridian cannot predict the possible impact of U.S. health care legislation enacted in 2010 – the Patient Protection and Affordable Care Act, as amended by the Health Care and Education Reconciliation Act – and any modification or repeal of any of the provisions thereof initiated by Congress or the presidential administration, and any similar initiatives in other countries on its results of operations. Efforts to reduce the U.S. federal deficit, breaches of Meridian’s information technology systems, trade wars, increased tariffs, and natural disasters and other events could have a materially adverse effect on Meridian’s results of operations and net revenues. The Company can make no assurances that a material weakness in its internal control over financial reporting will not be identified in the future, which if identified and not properly corrected, could materially and adversely affect its operations and result in material misstatements in its consolidated financial statements. Meridian also is subject to risks and uncertainties related to disruptions to or reductions in business operations or prospects due to pandemics, epidemics, widespread health emergencies, or outbreaks of infectious diseases such as COVID-19, including, without limitation, related supply chain interruptions. In addition to the factors described in this paragraph, please also refer to additional factors identified from time to time in the Company’s filings with the Securities and Exchange Commission, including in Part I, Item 1A Risk Factors of the Company’s most recent Annual Report on Form 10-K, which contains a list and description of uncertainties, risks and other matters that may affect the Company. Readers should carefully review these forward-looking statements and risk factors, and not place undue reliance on the Company’s forward-looking statements. Forward Looking Statements

Certain financial measures presented in this presentation, such as operating expenses, operating income, operating margin, net earnings and net earnings per diluted share, each on an adjusted basis, excluding as applicable the effects of certain acquisition-related costs, changes in fair value of acquisition consideration, restructuring costs and selected legal costs, are not recognized under United States generally accepted accounting principles, or GAAP. Management believes this non-GAAP financial information is useful to investors in evaluating our performance, as these measures: (i) help investors to more meaningfully evaluate and compare the results of operations from period to period by removing the impacts of these non-routine items; and (ii) are used by management for various purposes, including evaluating performance from period to period in presentations to our board of directors, and as a basis for strategic planning and forecasting. While we believe these financial measures are commonly used by investors to evaluate our performance and that of our competitors, the non-GAAP measures in this presentation may be different from non-GAAP measures used by other companies and should not be considered as an alternative to performance measures derived in accordance with GAAP. In addition, the non-GAAP measures presented herein are not based on any comprehensive set of accounting rules or principles. These non-GAAP measures have limitations, in that they do not reflect all amounts associated with our results as determined in accordance with GAAP, and they should not be considered as alternatives to information attributable to Meridian Bioscience, Inc. determined in accordance with GAAP. See the consolidated financial statements included in our reports filed with the U.S. Securities and Exchange Commission for our GAAP results. Additionally, for reconciliations of the non-GAAP measures included herein to our closest reported GAAP measures, refer to the reconciliations included in the press release of Meridian Bioscience, Inc. dated November 12, 2021. Non-GAAP Financial Measures

Launched Air-Dryable™ sample specific master mixes for stool, blood and urine and Air-Dryable™ LAMP Mix for isothermal amplification Received U.S. design patent for Revogene® PIE (Fluidic Centripetal Device) Launched new environmentally friendly, REACH compliant, enzymes Closed $20M acquisition of the BreathTek® Urea Breath Test Q4 FY2021 Business Highlights Diagnostics Life Science

FY2021 Fourth Quarter Earnings Summary ($000’s except Per Share Amounts) Adjusted (Non-GAAP) FY2021 FY2020 Change Net revenues $76,204 $64,153 +19% Gross margin % 59% 60% -1 pts Operating expenses(1) Ratio $31,432 41% $26,302 41% +20% -- pts Operating income Margin % $13,285 17% $12,029 19% +10% -2 pts Net earnings Diluted EPS $10,258 $0.23 $8,289 $0.19 +24% +21% GAAP FY2021 FY2020 Change Operating expenses $36,228 $28,857 +26% Operating income Margin % $8,489 11% $9,474 15% -10% -4 pts Net earnings Diluted EPS $6,657 $0.15 $6,493 $0.15 +3% --% Highlights Diagnostics segment net revenues +15% YoY Life Science segment net revenues +22% YoY Mixed BU GM%s 2021 vs 2020 Diagnostics down: 46% vs 54% Life Science up: 69% vs 65% Operating expenses reflect $5.6M related to the LeadCare® product recall GAAP operating expenses reflect $4.6M increase in contingent consideration, to arrive at $20M settlement amount 1) Includes Corporate expenses of $2.8M in 2021 and $2.7M in 2020.

FY2021 Fourth Quarter
Operating Segment Highlights ($000's)

Diagnostics segment (Adjusted Non-GAAP)	FY2021	FY2020	Change
Net revenues	$34,301	$29,801	+15%
Operating income / (loss) *Margin %*	($7,201) *NMF*	($2,515) *NMF*	NMF *NMF*

Diagnostics segment net revenues by:			
Technology:			
Molecular assays	$5,671	$4,648	+22%
Non-molecular assays	28,630	25,153	+14%
Disease State:			
GI (Gastrointestinal)	$19,838	$15,396	+29%
RI (Respiratory Illnesses)	5,375	3,030	+77%
Blood Chemistry (Lead)	2,391	5,026	-52%
Other	6,697	6,349	+5%

Product / Customer Highlights:

- GI shows continued growth
- Respiratory shows positive signs with strong demand for all products except flu
- Blood Chemistry reflects impact of recall

Life Science segment (Adjusted Non-GAAP)	FY2021	FY2020	Change
Net revenues	$41,903	$34,352	+22%
Operating income *Margin %*	$23,235 *55%*	$17,239 *50%*	+35% *`+5 pts*

Life Science segment net revenues by:			
Technology:			
Molecular reagents	$26,399	$22,703	+16%
Immunological reagents	15,504	11,649	+33%
Region:			
Americas	$6,356	$6,795	-6%
EMEA	23,965	17,115	+40%
ROW	11,582	10,442	+11%
China (included in ROW)	2,665	2,478	+8%

Product / Customer Highlights:

- Growth primary related to the COVID-19 surge in FY21 vs FY20
- 11% growth in non-COVID related revenue as well
- Outsized growth in immuno driven by COVID-19 Abs and blocker product line

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meridian BIOSCIENCE

Disrupted molecular reagents market with complete line of Air-Dryable™ master mixes optimized for specific sample types Submitted Curian® Campy 510(k) and Revogene® COVID-19 EUA Awarded $6.5M in RADx grants for the Revogene® COVID-19 assay Closed $20M acquisition of the BreathTek® Urea Breath Test FY2021 Business Highlights Diagnostics Life Science

FY2021 Full Year Earnings Summary ($000’s except Per Share Amounts) Adjusted (Non-GAAP) FY2021 FY2020 Change Net revenues $317,896 $253,667 +25% Gross margin % 63% 62% +1 pts Operating expenses(1) Ratio $105,828 33% $94,560 37% +12% -4 pts Operating income Margin % $95,320 30% $61,688 24% +55% +6 pts Net earnings Diluted EPS $73,123 $1.66 $46,301 $1.07 +58% +55% GAAP FY2021 FY2020 Change Operating expenses $108,114 $94,924 +14% Operating income Margin % $93,034 29% $61,324 24% +52% +5 pts Net earnings Diluted EPS $71,407 $1.62 $46,186 $1.07 +55% +51% Highlights Diagnostics segment net revenues +5% YoY Life Science segment net revenues +43% YoY Gross margin affected favorably by Life Science net revenues contributions, particularly, molecular reagents Operating expenses include full fiscal YTD spending from the Exalenz acquisition (closed April 30, 2020), along with $5.6M related to the LeadCare® product recall GAAP operating expenses reflect selected legal spending of $2.8M and a decrease in the fair value of the GenePOC earnout obligation of $0.9M to arrive at $20M settlement amount 1) Includes Corporate expenses of $11.4M in 2021 and $9.4M in 2020.

FY2021 Full Year
Operating Segment Highlights ($000's)

Diagnostics segment (Adjusted Non-GAAP)	FY2021	FY2020	Change
Net revenues	$127,760	$121,132	+5%
Operating income / (loss) *Margin %*	($8,657) *NMF*	$1,969 *2%*	NMF *NMF*

Diagnostics segment net revenues by:			
Technology:			
Molecular assays	$19,037	$21,907	-13%
Non-molecular assays	108,723	99,225	+10%
Disease State:			
GI (Gastrointestinal)	$68,890	$55,040	+25%
RI (Respiratory Illnesses)	17,608	26,694	-34%
Blood Chemistry (Lead)	15,398	17,534	-12%
Other	25,864	21,864	+18%

Product / Customer Highlights:

- GI includes solid contribution from breath testing of $18.7M vs. $6.5M in FY20
- Business shows signs of recovery except Respiratory category
- Blood Chemistry reflects impact of recall

Life Science segment (Adjusted Non-GAAP)	FY2021	FY2020	Change
Net revenues	$190,136	$132,535	+43%
Operating income *Margin %*	$115,250 *61%*	$69,026 *52%*	+67% *`+9 pts*

Life Science segment net revenues by:			
Technology:			
Molecular reagents	$130,537	$78,431	+66%
Immunological reagents	59,599	54,104	+10%
Region:			
Americas	$46,063	$37,391	+23%
EMEA	93,655	58,125	+61%
ROW	50,418	37,019	+36%
China (included in ROW)	13,512	19,045	-29%

Product / Customer Highlights:

- Growth YoY driven by both core non-COVID revenues (+27%) and COVID related revenues (+57%)
- Growth in immuno driven by blocker product line

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meridian BIOSCIENCE

FY2021 Full Year COVID-19 Product Contribution ($000’s) Life Science Q1 Q2 Q3 Q4 FY2021 FY2020 COVID-19 reagents revenue $42,500 $31,400 $14,700 $23,300 $111,900 $71,500 % of Total Life Science Revenue 68% 59% 45% 56% 59% 54% Life Science COVID-19 revenue by: Technology: Molecular reagents $33,850 $27,900 $12,700 $18,100 $92,550 $52,200 Immunological reagents 8,650 3,500 2,000 5,200 19,350 19,300 Region: Americas $13,400 $6,400 $2,100 $1,000 $22,900 $21,100 EMEA 23,200 14,000 8,450 15,500 61,150 30,900 ROW 5,900 11,000 4,150 6,800 27,850 19,500 China (included in ROW) - - - - - 10,850 Note: Figures represent management estimates

FY2022 Fiscal Year Guidance Meridian Bioscience Diagnostics Life Science Consolidated net revenues: $285 to $300 million Adjusted operating margin: 21% to 22% Tax Rate: 23.5% Adjusted net earnings per share*: $0.98 to $1.08 Net revenues: $145 to $150 million Net revenues: $140 to $150 million * Assumes 44.5M diluted share count

Meridian Growth Trends ($ in millions) Net Revenues Cash from Operations Life Science Diagnostics Reflects the mid-point of the guidance range for illustrative purposes Illustrative, not to scale (1) (2)

Diagnostics R&D Pipeline
(as of 9/30/2021)

	Feasibility	Development	Clinicals	FDA	Expected FY22 FDA Submissions
Breath 				Liver MBT PMA	
Immunoassay 	Streptococcus pneumoniae / Legionella	*C. difficile*	Shiga Toxin	Campylobacter	Shiga Toxin *C. difficile*
Molecular 		RI Panel GI Panel		COVID-19 EUA[1]	RI Panel EUA[2] GI Panel
Blood Chemistry 		PediaStat Analyzer Lead			

(1) Received FDA Emergency Use Authorization (EUA) on 11/9/2021
(2) Provided EUA is still a viable pathway

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meridian BIOSCIENCE

Revogene PIE Patent U.S. Patent No. 11,123,730 Fluidic Centripetal Device Patent is for our proprietary PIE system (referred to as a Fluidic Centripetal Device) used on the Revogene platform, allowing for testing biological material in a fluid The apparatus comprises a fluidic component layer having fluidic features thereby creating a fluidic network through which the fluid flows under centripetal force The patented device ensures sample preparation, volume metering, controlled displacement of volumes in a minimum of chambers and channels while permitting the storage of both dried and wet reagents required for multiplex amplification and detection of nucleic acids

Life Science FY22 Product Pipeline Sample specific master mixes for Lyo-Ready and Isothermal Amplification (incl LAMP) New thermostable, bifunctional enzymes for qPCR New NGS enzymes for handheld sequencing devices New immunological products for infectious disease

Life Science Major Customers Number of Major Industry Customers(1) (% of total Life Science Net Revenues) ~75% ~30% Registered Assay Diversity(2) (% of total Major Industry Customers) IVD Customers generating $1M+ in net revenues in select year, excludes academic, research, resellers and distributors unless customer has a registered assay Company estimates based on customer communications and analysis of sales trends

Contact: mbi@meridianbioscience.com